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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 5, 2002

                           SIMON PROPERTY GROUP, L.P.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware               33-11491              34-1755769
       ------------           ------------          ------------
     (State or other          (Commission           (IRS Employer
     jurisdiction of          File Number)        Identification No.)
      incorporation)


             115 West Washington Street, Indianapolis, Indiana 46204
             -------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (317) 636-1600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.

      On April 16, 2002, Simon Property Group, L.P. (the "Registrant") entered into the Credit Agreement, dated as of April 16, 2002, among the Registrant, the Lenders named therein, the Co-Agents named therein, UBS AG, Stamford Branch, as Payment and Disbursement Agent, JP Morgan Securities Inc. as Joint Lead Arranger and Joint Book Manager, Banc of America Securities LLC as Joint Lead Arranger and Joint Book Manager, Commerzbank AG, New York Branch, as Documentation Agent, JPMorgan Chase Bank as Joint Syndication Agent, Banc of America, N.A. as Joint Syndication Agent and Citicorp Real Estate, Inc. as Joint Syndication Agent, in the aggregate principal amount of $1.25 billion (the "Credit Facility").

      The foregoing description of the Credit Facility is qualified in its entirety by reference to the Credit Facility, a copy of which is attached as
Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                           Not applicable.

         (b)      Pro forma financial information.

                           Not applicable.

         (c)      Exhibits.

                           10.1 Credit Agreement, dated as of April 16, 2002, among Simon Property Group, L.P., the Lenders named therein, the Co-Agents named therein, UBS AG, Stamford Branch, as Payment and Disbursement Agent, JP Morgan Securities Inc. as Joint Lead Arranger and Joint Book Manager, Banc of America Securities LLC as Joint Lead Arranger and Joint Book Manager, Commerzbank AG, New York Branch, as Documentation Agent, JPMorgan Chase Bank as Joint Syndication Agent, Banc of America, N.A. as Joint Syndication Agent and Citicorp Real Estate, Inc. as Joint Syndication Agent.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SIMON PROPERTY GROUP, L.P.

Date:  December 5, 2002

                                  By:  Simon Property Group, Inc.,
                                          its general partner


                                  By:  /s/ Stephen E. Sterrett
                                     ----------------------------------
                                     Stephen E. Sterrett
                                     Executive Vice President and
                                     Chief Financial Officer

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                                EXHIBIT INDEX

      Exhibit     Description
      -------     -----------

      10.1 Credit Agreement, dated as of April 16, 2002, among Simon Property Group, L.P., the Lenders named therein, the Co-Agents named therein, UBS AG, Stamford Branch, as Payment and Disbursement Agent, JP Morgan Securities Inc. as Joint Lead Arranger and Joint Book Manager, Banc of America Securities LLC as Joint Lead Arranger and Joint Book Manager, Commerzbank AG, New York Branch, as Documentation Agent, JPMorgan Chase Bank as Joint Syndication Agent, Banc of America, N.A. as Joint Syndication Agent and Citicorp Real Estate, Inc. as Joint Syndication Agent